Eaton Vance
                                   Tax-Managed
                            International Growth Fund

                            Supplement to Prospectus
                               dated March 1, 2002


Effective November 18, 2002, Kiersten Christensen is the portfolio manager of Tax-Managed International Growth Portfolio. She has been an Eaton Vance equity analyst since August 2000 and is a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Ms. Christensen was a portfolio manager and equity analyst at Lloyd George Investment Management (Bermuda) Limited.


November 18, 2002                                                      TMCOMBPS2